Exhibit 99.1

eGain Announces Fiscal 2016 Fourth Quarter and Full Year Financial Results

Sunnyvale, Calif. (September 8, 2016) – eGain (NASDAQ: EGAN), a leading provider of cloud customer engagement solutions, today announced financial results for its fiscal 2016 fourth quarter and full year ended June 30, 2016.

Fiscal 2016 Fourth Quarter Financial Highlights

•	Total revenue was $17.6 million, up 3% from $17.1 million in the same quarter a year ago (up 8% on a constant currency basis)
•	Subscription and support revenue was $10.8 million, up 8% from $10.1 million in the same quarter a year ago (up 12% on a constant currency basis)
•	Gross margin increased to 69%, compared to 63% in the year ago quarter
•

GAAP net income was $1.4 million, or $0.05 per share on a basic and diluted basis (which included a $1.5 million income tax benefit), compared to a GAAP net loss of $2.9 million, or a loss of $0.11 per share on a basic and diluted basis, for the year ago quarter

•	Adjusted EBITDA improved to $1.9 million, up from an Adjusted EBITDA loss of $307,000 in the year ago quarter
•	Cash flow generated from operations in the fourth quarter was $2.2 million, compared to cash flow used in operations of $3.6 million in the year ago quarter
•	New subscription ACV (non-GAAP), which is the annualized value of new cloud and term license contractual obligations signed in the quarter, was $3.4 million, up 76% year over year

Fiscal 2016 Full Year Financial Results

•	Total revenue was $69.4 million, down 9% from $75.9 million in fiscal 2015 (down 6% on a constant currency basis) as the company transitioned to a cloud only offering
•	Subscription and support revenue was $42.8 million, up 1% from $42.3 million in fiscal 2015 (up 4% on a constant currency basis)
•	Gross margin increased to 66%, compared to 61% in the prior year
•

GAAP net loss was $6.2 million, or a loss of $0.23 per share on a basic and diluted basis, compared to net loss of $12.4 million, or a loss of $0.47 per share on a basic and diluted basis, for fiscal 2015

•	Adjusted EBITDA improved to $1.9 million, up from an Adjusted EBITDA loss of $1.4 million for the prior fiscal year
•	Cash flow generated from operations for fiscal 2016 was $1.9 million, compared to cash used in operations of $10.5 million for fiscal 2015
•	Total cash, cash equivalents and restricted cash as of June 30, 2016 was $11.8 million, up from $9.3 million as of June 30, 2015
•	New subscription ACV (non-GAAP) for the full year fiscal 2016 was $7.7 million, up 113% year over year
•	Total subscription ACV (non-GAAP) for the full year fiscal 2016 was $25.4 million, up 10% year over year (up 17% on a non-GAAP constant currency basis)

Ashu Roy, eGain CEO, commented, “Our solid bookings growth reflects our continued business transition to the cloud. We aligned our sales and business operations this year around a land and expand strategy that is showing positive early results. We are excited to see the enterprise market increasingly preferring our broad and deep customer engagement suite delivered via the secure eGain cloud.”

Eric Smit, eGain CFO, added, “While successfully executing our cloud transition through the year, we improved our gross margin. We also delivered significantly improved net loss of $6.2 million for the full year, compared to a $12.4 million net loss a year ago, and an Adjusted EBITDA of $1.9 million for the full year, compared to a $1.4 million loss a year ago. In addition, we generated $1.9 million in cash flow from operations for the year compared to using cash of $10.5 million in the prior year.”

Non-GAAP Financial Measures

These reported results include Annual Contract Value (ACV), Constant Currency and Adjusted EBITDA as supplemental information relating to our operating results. Adjusted EBITDA is a non-GAAP financial measure, defined as net income/(loss), adjusted for the impact of purchase accounting adjustments to deferred revenue related to acquisitions, depreciation and amortization, stock-based compensation expense, interest expense, net, income tax provision (benefit), amortization of acquired intangible assets, acquisition-related expenses and severance and related charges. We define ACV as being the annualized value of new cloud and term license contractual obligations signed in the quarter. Constant currency growth rates presented are derived from converting the current period results for entities reporting in currencies other than U.S. Dollars into U.S. Dollars at the exchange rates in effect during the prior period presented rather than the actual exchange rates in effect during the current period. Non-GAAP results are presented for supplemental informational purposes only and should not be considered a substitute for financial information presented in accordance with generally accepted accounting principles, and may be different from non-GAAP measures used by other companies. eGain’s management uses these non-GAAP measures to compare the company’s performance to that of prior periods for trend analyses, and for budgeting and planning purposes. eGain believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the company’s financial measures with other software companies, many of which present similar non-GAAP financial measures to investors, and that it allows for greater transparency with respect to key metrics used by management in its financial and operational decision-making.  Reconciliation tables of the most comparable GAAP financial measures to the non-GAAP financial measures used in this press release are included with the financial tables at the end of this release. eGain urges investors to review the reconciliation and not to rely on any single financial measure to evaluate the company’s business.

Quarterly Conference Call

eGain will discuss its quarterly results today via teleconference at 2:00 p.m. Pacific Daylight Time. To access the live call, please dial (888) 710-4011 (U.S. toll free) or (913) 312-0380 (international), and give the participant pass code 3077138. A live webcast of the call and slide presentation can be accessed from the investors section at www.egain.com. A replay of the conference call will also be available via telephone beginning approximately two hours after conclusion of the call and remain in effect for one week. To access the replay dial-in information, please click here. An archive of the webcast will also be available on the investors section at www.egain.com.

About eGain

eGain’s customer engagement solutions power digital transformation for leading brands. Our top-rated cloud applications for social, mobile, web, and contact centers help clients deliver connected customer journeys in a multichannel world. To find out more about eGain Corporation, visit http://www.egain.com/company/investors/

Headquartered in Sunnyvale, California, eGain has operating presence in North America, EMEA, and APAC. To learn more about us, visit www.eGain.com or call our offices: +1-800-821-4358 (US), +44-(0)-1753-464646 (EMEA), or +91-(0)-20-6608-9200 (APAC).

Cautionary Note Regarding Forward-Looking Statements. This press release contains forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements include our belief that we are seeing and will continue to see benefits of the Company’s transition to a cloud-based business and will continue to see success in implementing a land and expand sales model, and that the enterprise market is increasingly preferring our broad and deep customer engagement suite delivered via the secure eGain cloud, among other matters. The achievement or success of the matters covered by such forward-looking statements involves risks, uncertainties and assumptions. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, the Company’s results could differ materially from the results expressed or implied by the forward-looking statements we make. The risks and uncertainties referred to above include, but are not limited to: our ability to capitalize on customer engagement; the success of organization changes; risks that our hybrid revenue model and lengthy sales cycles may negatively affect our operating results; risks related to our reliance on a relatively small number of customers for a substantial portion of our revenue; our ability to compete successfully and manage growth; our ability to develop and expand strategic and third party distribution channels; risks associated with new product releases; risks related to our international operations; our ability to invest resources to improve our products and continue to innovate; and other risks detailed from time to time in eGain’s filings with the Securities and Exchange Commission, including eGain’s quarterly report on Form 10-Q for the quarter ended March 31, 2016 and its annual report on Form 10-K filed on September 11, 2015,, which are available on the Securities and Exchange Commission’s Web site at www.sec.gov. These forward-looking statements are based on current expectations and speak only as of the date hereof. The Company assumes no obligation to update these forward-looking statements.

Note: eGain is a registered trademark, and the other eGain product and service names appearing in this release are trademarks or service marks, of eGain. All other company names and products are trademarks or registered trademarks of their respective companies.

MKR Group Investor Relations

Todd Kehrli or Jim Byers

Phone: 323-468-2300

Email: egain@mkr-group.com

eGain Corporation

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	June 30,	June 30,
	2016	2015
ASSETS
Current assets:
Cash and cash equivalents	$11,780	$8,633
Restricted cash	5	676
Accounts receivable, net	11,876	13,118
Deferred commissions	787	633
Prepaid Expenses	1,480	906
Other current assets	426	719
Total current assets	26,354	24,685
Property and equipment, net	1,688	3,136
Deferred commissions, net of current portion	325	297
Intangible assets, net	4,839	7,620
Goodwill	13,186	13,186
Other assets	1,671	807
Total assets	$48,063	$49,731

LIABILITIES AND STOCKHOLDERS' (DEFICIT) EQUITY
Current liabilities:
Accounts payable	$2,099	$1,779
Accrued compensation	5,642	6,910
Accrued liabilities	5,670	2,664
Deferred revenue	12,672	14,395
Capital lease obligations	329	471
Bank borrowings	828	505
Total current liabilities	27,240	26,724
Deferred revenue, net of current portion	3,045	1,417
Capital lease obligations, net of current portion	153	295
Bank borrowings, net of current portion	20,223	18,259
Other long term liabilities	1,679	1,937
Total liabilities	52,340	48,632
Stockholders' (deficit) equity:
Common stock	27	27
Additional paid-in capital	342,689	341,329
Notes receivable from stockholders	(81)	(78)
Accumulated other comprehensive loss	(1,663)	(1,170)
Accumulated deficit	(345,249)	(339,009)
Total stockholders' (deficit) equity	(4,277)	1,099
Total liabilities and stockholders' (deficit) equity	$48,063	$49,731

eGain Corporation

Condensed Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Three Months Ended		Year Ended
	June 30,		June 30,
	2016	2015	2016	2015
Revenue:
Subscription and support	$10,828	$10,070	$42,783	$42,311
License	3,807	2,784	14,466	18,325
Professional services	2,987	4,220	12,126	15,277
Total revenue	17,622	17,074	69,375	75,913
Cost of subscription and support	3,065	2,918	12,401	12,082
Cost of license	5	3	29	61
Cost of professional services	2,450	3,442	11,259	16,998
Total cost of revenue	5,520	6,363	23,689	29,141
Gross profit	12,102	10,711	45,686	46,772
Operating expenses:
Research and development	3,939	3,999	16,063	16,042
Sales and marketing	6,311	6,716	27,722	32,703
General and administrative	1,743	1,986	7,774	9,313
Total operating expenses	11,993	12,701	51,559	58,058
Income (loss) from operations	109	(1,990)	(5,873)	(11,286)
Interest expense, net	(437)	(256)	(1,958)	(834)
Other income (expense), net	217	(157)	728	11
Loss before income tax benefit (provision)	(111)	(2,403)	(7,103)	(12,109)
Income tax benefit (provision)	1,488	(530)	863	(320)
Net income (loss)	$1,377	$(2,933)	$(6,240)	$(12,429)

Per share information:
Basic net income (loss) per common share	$0.05	$(0.11)	$(0.23)	$(0.47)
Weighted average shares used in computing basic net income (loss) per common share	27,096	26,890	27,056	26,609
Diluted net income (loss) per common share	$0.05	$(0.11)	$(0.23)	$(0.47)
Weighted average shares used in computing diluted net income (loss) per common share	27,607	26,890	27,056	26,609

Summary of amortization of purchased intangibles from business combinations in the costs and expenses above:
Cost of revenue	$67	$67	$268	$242
Research and development	$437	$437	$1,748	$1,577
Sales and marketing	$173	$172	$690	$623
General and administrative	$18	$19	$75	$68

Summary of stock-based compensation included in the costs and expenses above:
Cost of revenue	$45	$67	$249	$476
Research and development	$98	$142	$472	$736
Sales and marketing	$53	$153	$169	$574
General and administrative	$4	$125	$298	$531

eGain Corporation

GAAP to Non-GAAP Reconciliation Table

(in thousands)

(unaudited)

	Three Months Ended		Year Ended
	June 30,		June 30,
	2016	2015	2016		2015
Revenue	$17,622	$17,074		$69,375	$75,913
Add: Purchase accounting adjustments to deferred revenue related to acquisitions	19	53	7	7	372
Non-GAAP Revenue	$17,641	$17,127		$69,452	$76,285

Adjusted EBITDA
Net income (loss)	$1,377	$(2,933)		$(6,240)	$(12,429)
Add: Purchase accounting adjustments to deferred revenue related to acquisitions	19	53		77	372
Depreciation and amortization	459	605		2,057	2,503
Stock-based compensation expense	200	487		1,188	2,317
Interest expense, net	437	256		1,958	834
Income tax provision (benefit)	(1,488)	530		(863)	320
Amortization of acquired intangible assets	695	695		2,781	2,510
Acquisition-related expenses	—	—		—	844
Severance and related charges	224	—		959	1,294
Adjusted EBITDA	$1,923	$(307)		$1,917	$(1,435)

Per share information:
Basic Adjusted EBITDA per common share	$0.07	$(0.01)		$0.07	$(0.05)
Diluted Adjusted EBITDA per common share	$0.07	$(0.01)		$0.07	$(0.05)
Weighted average shares used in computing basic Adjusted EBITDA per common share	27,096	26,890		27,056	26,609
Weighted average shares used in computing diluted Adjusted EBITDA per common share	27,607	26,890		27,615	26,609

eGain Corporation

Other GAAP to Non-GAAP Supplemental Financial Information

(in thousands)

(unaudited)

	June 30,		Growth	Constant currency
	2016	2015	rates	growth rates [5]
Total recurring revenue ACV[1]:
Subscription	$25,437	$23,152	10%	17%
Support	18,020	20,027	-10%	-1%
Total recurring revenue ACV	$43,457	$43,179	1%	9%

Backlog [2]	$46,812	$42,273	11%	18%

	Three Months Ended				Year Ended
	June 30,		Growth	Constant currency	June 30,		Growth	Constant currency
	2016	2015	rates	growth rates [5]	2016	2015	rates	growth rates [5]
New Subscription and support ACV [3]
Subscription	$3,378	$1,916	76%	93%	$7,667	$3,595	113%	124%
Support	559	374	49%	51%	3,615	3,656	-1%	3%
Total new subscription and support ACV	$3,937	$2,290	72%	86%	$11,282	$7,251	56%	63%

Gross bookings [4]	$26,900	$21,300	26%	42%	$73,900	$78,500	-6%	1%

Revenue:
GAAP Subscription and support	$10,828	$10,070	8%	12%	$42,783	$42,311	1%	4%
GAAP License	3,807	2,784			14,466	18,325
GAAP Professional services	2,987	4,220			12,126	15,277
GAAP total revenue	17,622	17,074			69,375	75,913
Purchase accounting adjustments to deferred revenue related to acquisitions	19	53			77	372
Non-GAAP revenue	$17,641	$17,127	3%	8%	$69,452	$76,285	-9%	-6%

Cost of revenue:
GAAP subscription and support	$3,065	$2,918			$12,401	$12,082
Add back:
Depreciation and amortization	(288)	(364)			(1,259)	(1,466)
Amortization of acquired intangible assets	(67)	(67)			(268)	(242)
Severance and related charges	—	—			(36)	(4)
Non-GAAP subscription and support	$2,710	$2,487			$10,838	$10,370

GAAP professional services	$2,450	$3,442			$11,259	$16,998
Add back:
Depreciation and amortization	(37)	(80)			(210)	(344)
Stock-based compensation expense	(45)	(67)			(249)	(476)
Severance and related charges	—	—			(26)	(269)
Non-GAAP professional services	$2,368	$3,295			$10,774	$15,909

GAAP total cost of revenue	$5,520	$6,363			$23,689	$29,141
Add back:
Depreciation and amortization	(325)	(444)			(1,469)	(1,810)
Stock-based compensation expense	(45)	(67)			(249)	(476)
Amortization of acquired intangible assets	(67)	(67)			(268)	(242)
Severance and related charges	—	—			(62)	(273)
Non-GAAP total cost of revenue	$5,083	$5,785	-12%	-7%	$21,641	$26,340	-18%	-14%

Gross profit:
Non-GAAP subscription and support	$8,137	$7,636			$32,022	$32,313
Non-GAAP license	3,802	2,781			14,437	18,264
Non-GAAP professional services	619	925			1,352	(632)
Non-GAAP gross profit	$12,558	$11,342	11%	16%	$47,811	$49,945	-4%	-2%

Operating expenses:
GAAP research and development	$3,939	$3,999			$16,063	$16,042
Add back:
Depreciation and amortization	(53)	(76)			(261)	(306)
Stock-based compensation expense	(98)	(142)			(472)	(736)
Amortization of acquired intangible assets	(437)	(437)			(1,748)	(1,577)
Severance and related charges	—	—			(5)	(35)
Non-GAAP research and development	$3,351	$3,344	0%	3%	$13,577	$13,388	1%	4%

GAAP sales and marketing	$6,311	$6,716			$27,722	$32,703
Add back:
Depreciation and amortization	(52)	(62)			(229)	(297)
Stock-based compensation expense	(53)	(153)			(169)	(574)
Amortization of acquired intangible assets	(173)	(172)			(690)	(623)
Severance and related charges	(141)	—			(718)	(843)
Non-GAAP sales and marketing	$5,892	$6,329	-7%	1%	$25,916	$30,366	-15%	-9%

GAAP general and administrative	$1,743	$1,986			$7,774	$9,313

Add back:
Depreciation and amortization	(29)	(23)			(98)	(90)
Stock-based compensation expense	(4)	(125)			(298)	(531)
Amortization of acquired intangible assets	(18)	(19)			(75)	(68)
Severance and related charges	(83)	—			(174)	(143)
Acquisition-related expenses	—	—			—	(844)
Non-GAAP general and administrative	$1,609	$1,819	-12%	-8%	$7,129	$7,637	-7%	-4%

GAAP operating expenses	$11,993	$12,701			$51,559	$58,058
Add back:
Depreciation and amortization	(134)	(161)			(588)	(693)
Stock-based compensation expense	(155)	(420)			(939)	(1,841)
Amortization of acquired intangible assets	(628)	(628)			(2,513)	(2,268)
Severance and related charges	(224)	—			(897)	(1,021)
Acquisition-related expenses	—	—			—	(844)
Non-GAAP operating expenses	$10,852	$11,492	-6%	0%	$46,622	$51,391	-9%	-5%

Adjusted EBITDA
Net loss	$1,377	$(2,933)			$(6,240)	$(12,429)
Add: Purchase accounting adjustments to deferred revenue related to acquisitions	19	53			77	372
Depreciation and amortization	459	605			2,057	2,503
Stock-based compensation expense	200	487			1,188	2,317
Interest expense, net	437	256			1,958	834
Income tax provision (benefit)	(1,488)	530			(863)	320
Amortization of acquired intangible assets	695	695			2,781	2,510
Acquisition-related expenses	—	—			—	844
Severance and related charges	224	—			959	1,294
Adjusted EBITDA	$1,923	$(307)			$1,917	$(1,435)

Per share information:
Basic net loss per common share	$0.07	$(0.01)			$0.07	$(0.05)
Diluted net loss per common share	$0.07	$(0.01)			$0.07	$(0.05)
Weighted average shares used in computing basic net loss per common share	27,096	26,890			27,056	26,609
Weighted average shares used in computing diluted net loss per common share	27,607	26,890			27,615	26,609

[1] Annual Contract Value (ACV) is defined as the annualized value of the contractual obligations in place at the end of the reporting period.

[2] Backlog presented are derived from the deferred revenue on our balance sheets plus unbilled and uncollected contractual commitments.

[3] New Subscription and support ACV is defined as the annualized value of new cloud, term license and support contractual obligations signed in the reporting period.

[4] Gross bookings presented are derived from GAAP revenue plus the change in Backlog from the beginning and the end of the reporting period.

[5] Constant currency growth rates presented are derived from converting the current period results for entities reporting in currencies other than U.S. Dollars into U.S. Dollars at the exchange rates in effect during the prior period presented rather than the actual exchange rates in effect during the current period.